Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2025
Summary of Significant Accounting Policies [Abstract]
Basis of presentation

Basis of presentation

The accompanying audited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for information pursuant to the rules and regulations of the SEC.

Principles of Consolidation

Principles of Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries, the VIE and the VIE’s subsidiaries over which the Company exercises control and, where applicable, entities for which the Company has a controlling financial interest or is the primary beneficiary. All significant transactions and balances between the Company, its subsidiaries, the VIE and the VIE’s subsidiaries have been eliminated upon consolidation.

Subsidiaries are those entities in which the Company, directly or indirectly, controls more than one half of the voting power; or has the power to govern the financial and operating policies, to appoint or remove the majority of the members of the board of directors, or to cast a majority of votes at the meeting of directors.

A VIE is an entity in which the Company, or its subsidiary, through contractual arrangements, bears the risks of, and enjoys the rewards normally associated with, ownership of the entity, and therefore the Company or its subsidiary is the primary beneficiary of the entity.

Non-controlling interest represents the portion of the net assets of subsidiaries attributable to interests that are not owned or controlled by the Company. The non-controlling interest is presented in the consolidated balance sheets, separately from equity attributable to the shareholders of the Company. Non-controlling interest’s operating results are presented on the face of the consolidated statements of income and comprehensive income as an allocation of the total income for the year between non-controlling shareholders and the shareholders of the Company.

All significant transactions and balances between the Company, its subsidiaries, the VIE and the VIE’s subsidiaries have been eliminated upon consolidation.

Use of Estimate and Assumptions

Use of Estimate and Assumptions

The preparation of the Company’s consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods presented. Estimates are adjusted to reflect actual experience when necessary. Actual results could differ from these estimates.

Variable Interest Entities

Variable Interest Entities

The Company applies the guidance codified in Accounting Standard Codification 810, Consolidations (“ASC 810”) on accounting for the VIE and its respective subsidiaries, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity in which it has a controlling financial interest. A VIE is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional financial support; (b) as a group, the holders of the equity investment at risk lack the ability to make certain decisions, the obligation to absorb expected losses or the right to receive expected residual returns, or (c) an equity investor has voting rights that are disproportionate to its economic interest and substantially all of the entity’s activities are on behalf of the investor. The accompanying consolidated financial statements include the financial statements of the Company, its subsidiaries and the VIE.

The Company is considered the primary beneficiary of a VIE or its subsidiaries if the Company had variable interests, that will absorb the entity’s expected losses, receive the entity’s expected residual returns, or both.

The Company’s total assets and liabilities presented in the accompanying consolidated financial statements represent substantially all of the total assets and liabilities of the VIE because the other entities in the consolidation are non-operating holding entities with nominal assets and liabilities. The following financial statement amounts and balances of the VIE were included in the accompanying audited consolidated financial statements for the years ended December 31, 2025, 2024 and 2023, respectively:

	As of December 31, 2025	As of December 31, 2024
Assets
Current Assets:
Cash and cash equivalents	$33,692	$34,318
Restricted cash	3,278	5,545
Notes receivable	7,414	7,309
Accounts receivable, net	135,941	126,467
Due from related parties	11,686	662
Prepayments and other current assets, net	20,808	28,912
Total Current Assets	212,819	203,213

Property and equipment, net	68,491	57,827
Intangible assets, net	11,213	11,413
Operating lease right-of-use assets, net	5,638	9,827
Long-term investments	8,852	1,900
Deposits for investment	9,177	10,573
Deferred tax assets	1,301	1,396
Other non-current assets	23,984	9,623
Total Assets	$341,475	$305,772

Liabilities and Equity

Current Liabilities
Notes payable	$9,248	$14,907
Accounts payable	92,916	91,936
Short-term bank loans	44,652	39,401
Long-term bank loans, current	2,769	-
Due to related parties	1,720	1,687
Salary and welfare payables	5,507	3,017
Accrued expenses and other current liabilities	9,242	7,508
Operating lease liabilities, current	2,655	4,218
Tax payables	4,131	2,994
Total Current Liabilities	172,840	165,668

Long-term bank loans	33,832	16,390
Operating lease liabilities, non-current	2,094	4,649
Deferred tax liabilities	247	49
Other non-current liabilities	1,256	2,838
Total Liabilities	210,269	189,594

Net assets	$131,206	$116,178
	Years Ended December 31,
	2025	2024	2023
Total revenues	$563,780	$498,122	$401,825
Cost of revenues	$(512,057)	$(453,365)	$(355,662)
Income from operations	$16,724	$14,450	$14,420
Net income	$11,984	$10,490	$10,828

Foreign currencies translation and transaction

Foreign currencies translation and transaction

The reporting currency of the Company is the U.S. dollar. The Company in mainland China conducts its businesses in the local currency, Renminbi (RMB), as its functional currency. Monetary assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. The statement of income accounts is translated at the average translation rates and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income (loss). Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation adjustments included in accumulated other comprehensive loss amounted to $6,200 and $9,047 as of December 31, 2025 and 2024, respectively. The balance sheet amounts, with the exception of shareholders’ equity, at December 31, 2025 and 2024 were translated at RMB7.0288 and RMB7.1884, respectively. The shareholders’ equity accounts were stated at their historical rates. The average translation rates applied to the statements of income accounts for the years ended December 31, 2025, 2024 and 2023 were RMB7.1429, RMB7.1217 and RMB7.0467 to $1.00 respectively. Cash flows are also translated at average translation rates for the periods; therefore, amounts reported on the consolidated statements of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheets.

Cash and cash equivalents

Cash and cash equivalents

Cash and cash equivalents represent demand deposits placed with banks or other financial institutions, which are unrestricted as to withdrawal or use, and which have original maturities of three months or less and are readily convertible to known amounts of cash. The Company maintains most of its bank accounts in the mainland of China. Cash balances in bank accounts in mainland China are insured by the People’s Bank of China Financial Stability Department (“FSD”) while there is a RMB500,000 deposit insurance limit for a legal entity’s aggregated balance at each bank. As of December 31, 2025 and 2024, the Company had approximately $35.3 million and $34.7 million, respectively, of cash in banks, most held in the banks located in the mainland of China. Most of cash balance as of December 31, 2025 and 2024 are denominated in RMB.

Restricted cash

Restricted cash

Restricted cash represents cash that cannot be withdrawn without the permission of third parties. The Company’s restricted cash is substantially cash balance in designated bank accounts as security for payment processing lawsuit, bank acceptance notes payables, letters of credit and letters of guarantee. Restriction on the use of such cash and the interest earned thereon is imposed by the banks and remains effective throughout the term of the security period. Upon maturities of the security period, the bank’s deposits are available for general use by the Company.

Fair value of financial instruments

Fair value of financial instruments

ASC 825-10 requires certain disclosures regarding the fair value of financial instruments. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
●	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.
●	Level 3 — inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair value of the Company’s financial instruments, including cash and cash equivalents, restricted cash, accounts receivable, prepayments and other current assets, due from related parties, accounts payable, due to related parties, short-term bank loans, salary and welfare payables, accrued expenses and other current liabilities, current operating lease liabilities and taxes payable, approximates their recorded values due to their short-term maturities. The carrying value of long-term lease liabilities approximated its fair value as of December 31, 2025 and 2024 as the interest rates applied reflect the current market yield for comparable financial instruments.

Notes receivable

Notes receivable

Notes receivable represents trade accounts receivable due from various customers where the customers’ banks have guaranteed the payments. The notes are non-interest bearing and normally paid within three to twelve months. The Company has the ability to submit request for payment to the customer’s bank earlier than the scheduled payment date but will incur an interest charge and a processing fee. As of December 31, 2025 and 2024, no notes were pledged for the Company’s notes payable.

Accounts receivable, net

Accounts receivable, net

Accounts receivable are recognized in the period when the Company has provided services to its customers and when its right to consideration is unconditional. On January 1, 2023, the Company adopted ASU 2016-13, “Financial Instruments — Credit Losses (Accounting Standards Codification (“ASC” Topic 326): Measurement on Credit Losses on Financial Instruments”, including certain subsequent amendments, transitional guidance and other interpretive guidance within ASU 2018-19, ASU 2019-04, ASU 2019-05, ASU 2019-11, ASU 2020-02 and ASU 2020-03 (collectively, including ASU 2016-13, “ASC 326”). ASC 326 introduces an approach based on expected losses to estimate the allowance for doubtful accounts, which replaces the previous incurred loss impairment model. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements. The Company’s estimation of allowance for credit losses considers factors such as historical credit loss experience, age of receivable balances, current market conditions, reasonable and supportable forecasts of future economic conditions, as well as an assessment of receivables due from specific identifiable counterparties to determine whether these receivables are considered at risk or uncollectible. The Company evaluates its accounts receivable for expected credit losses on a regular basis. The Company maintains an estimated allowance for credit losses to reduce its accounts receivable to the amount that it believes will be collected. The Company considers factors in assessing the collectability of its receivables, such as the age of the amounts due, the customer’s payment history, credit-worthiness and other specific circumstances related to the accounts. The Company adjusts the allowance percentage periodically when there are significant differences between estimated bad debts and actual bad debts. If there is strong evidence indicating that the accounts receivable is likely to be unrecoverable, the Company also makes specific allowance in the period in which a loss is determined to be probable. Accounts receivable balances are written off after all collection efforts have been exhausted. The allowance for credit losses was approximately $2.9 million and $3.0 million as of December 31, 2025 and 2024, respectively.

Prepayments and other assets, net

Prepayments and other assets, net

Prepayment and other assets primarily consist of VAT recoverable, advances to vendors for purchasing goods, long-lived assets or services that have not been received or provided, advances to employees, security deposits made to customers and advances to employees. Prepayment and other assets are classified as either current or non-current based on the terms of the respective agreements. These advances are unsecured and are reviewed periodically to determine whether their carrying value has become impaired. The Company considers the assets to be impaired if the collectability and recoverability of the advance become doubtful. The Company uses the aging method to estimate the allowance for uncollectible balances. The allowance is also based on management’s best estimate of specific losses on individual exposures, as well as a provision on historical trends of collections and utilizations. Actual amounts received or utilized may differ from management’s estimate of credit worthiness and the economic environment. The allowance for credit losses for prepayments and other assets were approximately $0.5 million and $0.6 million as of December 31, 2025 and 2024, respectively.

Property and equipment, net

Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the following estimated useful lives, taking into account any estimated residual value.

Useful Life
Building	10-40 years
Office equipment	5-10 years
Machinery and tools	5 years
Vehicles	5-7 years
Leasehold improvements	Lesser of the lease term or the estimated useful lives of the assets

The Company constructs certain of its property and equipment. In addition to costs under the construction contracts, external costs that are directly related to the construction and acquisition of such property and equipment are capitalized. Depreciation and amortization is recorded at the time assets are ready for their intended use. Such properties are classified to the appropriate categories of property and equipment when completed and ready for intended use. Depreciation and amortization of these assets, on the same basis as other property assets, commences when the assets are ready for their intended use.

The cost and related accumulated depreciation and amortization of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the consolidated statements of income and comprehensive income (loss). Expenditures for maintenance and repairs are charged to earnings as incurred, while additions, renewals and betterments, which are expected to extend the useful life of assets, are capitalized. The Company also re-evaluates the periods of depreciation and amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives.

Intangible assets, net

Intangible assets, net

Intangible assets consist primarily of land use rights and licensed software acquired, which are stated at cost less accumulated amortization and impairment, if any. Intangible assets are amortized using the straight-line method over the estimated useful lives, which are generally 5 to 50 years or based on the contract terms. The estimated useful lives of amortized intangible assets are reassessed if circumstances occur that indicate the original estimated useful lives have changed.

The estimated useful lives are as follows:

Useful life
Land use right	32 - 50 years
Licensed software	5 years

Impairment of long-lived assets

Impairment of long-lived assets

The Company evaluates its long-lived assets, including property and equipment and intangibles with finite lives, for impairment whenever events or changes in circumstances, such as a significant adverse change to market conditions that will impact the future use of the assets, indicate that the carrying amount of an asset may not be fully recoverable. When these events occur, the Company evaluates the recoverability of long-lived assets by comparing the carrying amount of the assets to the future undiscounted cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company recognizes an impairment loss based on the excess of the carrying amount of the assets over their fair value. Fair value is generally determined by discounting the cash flows expected to be generated by the assets, when the market prices are not readily available. The adjusted carrying amount of the assets become new cost basis and are depreciated over the assets’ remaining useful lives. Long-lived assets are grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. Given no events or changes in circumstances indicating the carrying amount of long-lived assets may not be recovered through the related future net cash flows, the Company did not recognize any impairment loss on long-lived assets for the years ended December 31, 2025, 2024 and 2023.

Long-term investments

Long-term investments

Long-term investments are primarily consisted of equity investments in privately held entities accounted for using equity investments accounted for using the equity method. On January 1, 2019, the Company adopted ASU 2016-01 Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. According to the guidance, the Company started to record equity investments at fair value, with gains and losses recorded through net earnings. And the Company elected to measure certain equity investments without readily determinable fair value at cost, less impairments, plus or minus observable price changes and assess for impairment quarterly.

Equity investments accounted for using the equity method

Equity investments accounted for using the equity method

The Company accounts for its equity investment over which it has significant influence but does not own a majority equity interest or otherwise control, using the equity method. The Company adjusts the carrying amount of the investment and recognizes investment income or loss for its share of the earnings or loss of the investee after the date of investment. The Company assesses its equity investment for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, operating performance of the entity, including current earnings trends and undiscounted cash flows, and other entity-specific information. The fair value determination, particularly for investments in a privately held entity, requires judgment to determine appropriate estimates and assumptions. Changes in these estimates and assumptions could affect the calculation of the fair value of the investment and determination of whether any identified impairment is other-than-temporary.

Notes payable

Notes payable

Notes payable represents trade accounts payable due to various suppliers where the Company’s banks have guaranteed the payment. The notes are non-interest bearing and normally paid within three to twelve months. The Company shall keep sufficient cash in designated bank accounts or notes receivable pledged to the bank as security for payment processing.

Revenue recognition

Revenue recognition

The Company adopted ASC Topic 606. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Revenue is the transaction price the Company expects to be entitled to in exchange for the promised services in a contract in the ordinary course of the Company’s activities and is recorded net of value-added tax (“VAT”). To achieve that core principle, the Company applies the following steps:

Step 1: Identify the contract (s) with a customer

Step 2: Identify the performance obligations in the contract

Step 3: Determine the transaction price

Step 4: Allocate the transaction price to the performance obligations in the contract

Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation

The Company generates revenues from providing transportation services and warehouse storage management services. No practical expedients were used when adopting ASC 606. Revenue recognition policies for each type of revenue stream are as follows:

Transportation services

The Company derives its transportation service revenue by providing logistic services based on customers’ orders. The Transportation service is considered a performance obligation as the customer can only obtain benefits when the goods are delivered to the destination. The transaction price is predetermined according to the distance of the transportation as well as the volume of the goods. Generally, the credit term is within two months. There is no other obligation in our contracts, such as return, refund or warranties. Revenue is recognized at the point in time when delivery of goods is made and the customer has accepted delivery.

Warehouse storage management services

The Company derives revenue from the warehouse storage management service provided to third-party companies, including handling services, security and other services. Generally, the Company’s contracts provide the customer an integrated service. The transaction price is based on the fixed price or determinable amount specified in the contract with the customer. For these contracts, the Company does not consider the services to be distinct within the context of the contract when the separate scopes of work combine into a single commercial objective or capability for the customer. Accordingly, the Company generally identifies one performance obligation in its contracts, which is a series of distinct services that remain substantially the same over time and possess the same pattern of transfer. Revenue is recognized based on the Company’s right to invoice using the series guidance over the period in which services are provided and invoicing is representative of the value of service being delivered.

Principal and Agent Considerations

In the Company’s transportation business, the Company utilizes independent contractors and third-party carriers in the performances of some transportation services as and when needed. GAAP requires us to evaluate, using a control model, whether the Company itself promises to provide services to the customers (as a principal) or to arrange for services to be provided by another party (as an agent). The Company has the primary obligation to fulfill the performance obligations and controls the services. The Company also bears the risk of payment to another party carriers and establishes the contract price directly with its customers based on the services requested in the statement of work. Based on the Company’s evaluation using a control model, the Company determined that in all of its major business activities, it serves as a principal rather than an agent within their revenue arrangements. Revenue and the associated purchased transportation costs are both reported on a gross basis within the consolidated statements of income and comprehensive income.

Contract liabilities

A contract liability is recognized when a payment is received or a payment is due (whichever is earlier) from a customer before the Company transfers the related services. Contract liabilities are recognized as revenue when the Company performs under the contract. Revenue recognized that was included in contract liabilities at the beginning of the year was approximately $1.0 million, $0.8 million and $0.8 million for the years ended December 31, 2025, 2024 and 2023, respectively. As of December 31, 2025 and 2024, contract liabilities amounted to approximately $1.4 million and $1.6 million, respectively, were included in “accrued expenses and other current liabilities.”

Disaggregated information of revenues by services:

	Years Ended December 31,
	2025	2024	2023
Revenues:
Transportation	$554,761	$484,754	$383,211
Warehouse storage management service	14,258	16,432	18,160
Others	3,459	2,972	2,750
Total revenues	$572,478	$504,158	$404,121

Disaggregated information of revenues by the timing of transfer of services:

	Years Ended December 31,
	2025	2024	2023

Revenue recognized at a point in time (transportation services)	$554,761	$484,754	$383,211
Revenue recognized over time (warehouse storage management services and others revenues)	17,717	19,404	20,910
Total revenues	$572,478	$504,158	$404,121

As of December 31, 2025 and 2024, the Company had outstanding contracts for providing transportation, warehouse storage management services and others amounting to approximately $0.4 million and $0.5 million, all of which is expected to be completed within 12 months from December 31, 2025 and 2024, respectively.

The Company’s operations are primarily based in the PRC, where the Company derived a substantial portion of revenues. Disaggregated information of revenues by geographic locations are as follows:

	Years Ended December 31
	2025	2024	2023
Fujian	$434,998	$362,620	$267,393
Beijing	27,707	30,721	29,110
Liaoning	19,150	9,106	8,817
Zhejiang	15,068	18,297	15,448
Guangdong	11,619	14,343	14,130
Others	63,936	69,071	69,223
Total	$572,478	$504,158	$404,121

Government Subsidies

Government Subsidies

The Company’s PRC based subsidiaries received government subsidies from certain local governments. The Company’s government subsidies consisted of specific subsidies and other subsidies. Specific subsidies are subsidies that the local government has provided for a specific purpose, such as truck station subsidies. Other subsidies are the subsidies that the local government has not specified its purpose for and are not tied to future trends or performance of the Company; receipt of such subsidy income is not contingent upon any further actions or performance of the Company and the amounts do not have to be refunded under any circumstances. The Company recorded specific subsidies as accrued expenses and other current liabilities when received. For specific subsidies, they are recognized as other income on a straight-line method within the useful life of relevant assets. Other subsidies are recognized as other income which is included in the consolidated statements of income upon receipt as further performance by the Company is not required. The government subsidies were approximately $0.2 million, $0.2 million and $0.2 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Advertising expenses

Advertising expenses

Advertising expenditures are expensed as incurred and such expenses were included as part of selling and marketing expenses. For the years ended December 31, 2025, 2024 and 2023, the advertising expenses amounted to approximately $0.1 million, $0.1 million and $0.1 million, respectively.

Employee defined contribution plan

Employee defined contribution plan

Full-time employees of the Company in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to them. Chinese labor regulations require that the Company make contributions to the government for these benefits based on government prescribed percentage of the employee’s salaries. The Company has no legal obligation for the benefits beyond the contributions. The total amount was expensed as incurred. For the years ended December 31, 2025, 2024 and 2023, employee welfare contribution expenses amounted to approximately $3.0 million, $2.3 million and $2.5 million, respectively.

Leases

Leases

The Company has elected the package of practical expedients permitted which allows the Company not to reassess the following at the adoption date: (i) whether any expired or existing contracts are or contains a lease, (ii) the lease classification for any expired or existing leases, and (iii) initial direct costs for any expired or existing leases (i.e. whether those costs qualify for capitalization under ASU 2016-02). The Company also elected the short-term lease exemption for certain classes of underlying assets including office space, warehouses and equipment, with a lease term of 12 months or less.

The Company determines whether an arrangement is or contains a lease at inception. A lease for which substantially all the benefits and risks incidental to ownership remain with the lessor is classified by the lessee as an operating lease. All leases of the Company are currently classified as operating leases. Operating leases are included in operating lease right-of-use (“ROU”) assets, operating lease liability, current, and operating lease liability, non-current in the Company’s consolidated balance sheets. Please refer to Note 13 for the disclosures regarding the Company’s method of adoption of ASC 842 and the impacts of adoption on its financial position, results of operations and cash flows.

ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent its obligation to make lease payments arising from the lease. The operating lease ROU assets and lease liabilities are recognized at lease commencement date based on the present value of lease payments over the lease term. As most of the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at the lease commencement date in determining the present value of lease payments. The operating lease ROU assets also includes any lease payments made and excludes lease incentives. The Company’s lease terms may include options to extend or terminate the lease. Renewal options are considered within the ROU assets and lease liabilities when it is reasonably certain that the Company will exercise that option. Lease expenses for lease payments are recognized on a straight-line basis over the lease term.

For operating leases with a term of one year or less, the Company has elected not to recognize a lease liability or ROU asset on its consolidated balance sheet. Instead, it recognizes the lease payments as expenses on a straight-line basis over the lease term. Short-term lease costs are immaterial to its consolidated statements of income and cash flows. The Company has operating lease agreements with insignificant non-lease components and have elected the practical expedient to combine and account for lease and non-lease components as a single lease component.

The Company reviews the impairment of its ROU assets consistent with the approach applied for its other long-lived assets. The Company reviews the recoverability of its long-lived assets when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on its ability to recover the carrying value of the asset from the expected undiscounted future pre-tax cash flows of the related operations. The Company has elected to include the carrying amount of operating lease liabilities in any tested asset group and include the associated operating lease payments in the undiscounted future pre-tax cash flows.

Value added tax (“VAT”)

Value added tax (“VAT”)

Revenue represents the invoiced value of goods and service, net of VAT. The VAT is based on gross sales price and VAT rates range up to 13%, depending on the type of products sold or services provided. Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. Net VAT balance between input VAT and output VAT is recorded in taxes payable. All of the VAT returns filed by the Company’s subsidiaries in PRC remain subject to examination by the tax authorities for five years from the date of filing.

Income taxes

Income taxes

The Company follows the liability method of accounting for income taxes in accordance with ASC 740 (“ASC 740”), Income Taxes. The Company accounts for current income taxes in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. No significant penalties or interest relating to income taxes have been incurred during the years ended December 31, 2025, 2024 and 2023. According to the PRC Tax Administration and Collection Law, the statute of limitation is three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. The statute of limitation is extended to five years under special circumstances where the underpayment of taxes is more than RMB100. In the case of transfer pricing issues, the statute of limitation is 10 years.

Statutory reserves

Statutory reserves

The Company’s PRC subsidiaries and the VIE are required to allocate at least 10% of their after-tax profit to the general reserve in accordance with the PRC accounting standards and regulations. The allocation to the general reserve will cease if such reserve has reached to 50% of the registered capital of respective company. Appropriations to discretionary surplus reserve are at the discretion of the board of directors of the VIE. These reserves can only be used for specific purposes and are not transferable to the Company in form of loans, advances, or cash dividends. There is no such regulation of providing statutory reserve in Hong Kong.

Comprehensive income

Comprehensive income

Comprehensive income consists of two components, net income and other comprehensive income (loss). Other comprehensive income (loss) refers to revenue, expenses, gains and losses that under GAAP are recorded as an element of equity but are excluded from net income. Other comprehensive income (loss) consists of a foreign currency translation adjustment resulting from the Company not using the U.S. dollar as its functional currencies.

Earnings per share

Earnings per share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share.” ASC 260 requires companies to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average common share outstanding for the period. Diluted EPS presents the dilutive effect on a per-share basis of the potential Ordinary Shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential Ordinary Shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

The rights, including the liquidation and dividend rights, of the holders of the Company’s Class A and Class B Ordinary Shares are identical, except with respect to voting and conversion rights. Each Class A Ordinary Share is entitled to one vote; and each Class B Ordinary Share is entitled to ten votes and is convertible into one Class A Ordinary Share at any time by the holder thereof. Class A Ordinary Shares are not convertible into Class B Ordinary Shares under any circumstances. As the liquidation and dividend rights are identical, the undistributed earnings are allocated on a proportionate basis. For the years ended December 31, 2025, 2024 and 2023, the net earnings per share amounts are the same for Class A and Class B Ordinary Shares because the holders of each class are entitled to equal per share dividends or distributions in liquidation.

Risks and Concentration

Risks and Concentration

a)	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s interest rate risk arises primarily from bank loans. Bank loans issued at variable rates and fixed rates expose the Company to cash flow interest rate risk and fair value interest rate risk respectively.

b)	Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash. As of December 31, 2025 and 2024, approximately $38.6 million and $40.2 million were deposited with financial institutions located in the PRC, respectively, where there is a RMB500,000 deposit insurance limit for a legal entity’s aggregated balance at each bank. As a result, the amounts not covered by deposit insurance were approximately $35.8 million and $37.7 million as of December 31, 2025 and 2024, respectively.

The Company is also exposed to risk from its accounts receivable and other receivables. These assets are subjected to credit evaluations. An allowance has been made for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.

A majority of the Company’s expense transactions are denominated in RMB and a significant portion of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at the exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance.

Shengfeng WFOE and its subsidiaries, Shengfeng VIE and its subsidiaries (collectively “Shengfeng PRC entities”), the functional currency is the RMB, and the Company’s consolidated financial statements are presented in U.S. dollars. The RMB appreciated by 2.22% in the year ended December 31, 2025 and depreciated by 1.49% in the year ended December 31, 2024. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the U.S. dollar in the future. The change in the value of the RMB relative to the U.S. dollar may affect its financial results reported in the U.S. dollar terms without giving effect to any underlying changes in its business or results of operations. Currently, the Company’s assets, liabilities, revenues and costs are denominated in RMB.

To the extent that the Company needs to convert U.S. dollars into RMB for capital expenditures and working capital and other business purposes, appreciation of RMB against U.S. dollar would have an adverse effect on the RMB amount the Company would receive from the conversion. Conversely, if the Company decides to convert RMB into U.S. dollar for the purpose of making payments for dividends, strategic acquisition or investments or other business purposes, appreciation of U.S. dollar against RMB would have a negative effect on the U.S. dollar amount available to the Company.

c)	Concentration of customers and suppliers

Substantially all revenue was derived from customers located in China. There are no customers from whom revenue individually represented greater than 10% of the total revenue of the Company in any of the periods presented.

For the year ended December 31, 2025, Hubei LuGe Logistics Co., Ltd. contributed approximately 18.4% of total cost of revenues of the Company and Zhongbao Zhiyun (Huadian) Logistics Technology Co., Ltd. contributed approximately 18.1% of total cost of revenues of the Company.

For the year ended December 31, 2024, Hubei LuGe Logistics Co., Ltd. contributed approximately 22.0% of total cost of revenues of the Company and Fujian Jinwang Yuntong Logistics Technology Co., Ltd. contributed approximately 12.3% of total cost of revenues of the Company.

For the year ended December 31, 2023, Fujian Jinwang Yuntong Logistics Technology Co., Ltd. contributed approximately 32.7% of total cost of revenues of the Company.

As of December 31, 2025 and 2024, no customers accounted more than 10% of the account receivables.

As of December 31, 2025, Zhongbao Zhiyun (Huadian) Logistics Technology Co., Ltd. contributed approximately 10.1% of total account payable balances. As of December 31, 2024, Hubei LuGe Logistics Co., Ltd. contributed approximately 10.9% of total account payable balances and Jilin Baoqi Smart Logistics Industry Center Co., Ltd. contributed approximately 10.8% of total account payable balances.

d)	The VIE risk

Under the Contractual Agreements with the consolidated the VIE, the Company has the power to direct activities of the consolidated the VIE and the VIE’s subsidiaries through the Company’s PRC subsidiary, and can have assets transferred freely out of the consolidated the VIE and the VIE’s subsidiaries without restrictions. Therefore, the Company considers that there is no asset of the consolidated the VIE that can only be used to settle obligations of the respective consolidated the VIE, except for the registered capital of the consolidated the VIE amounting to approximately $27.2 million as of December 31, 2025 and 2024. Since the consolidated the VIE and the VIE’s subsidiaries are incorporated as limited liability companies under the PRC Law, creditors of the consolidated the VIE and the VIE’s subsidiaries do not have recourse to the general credit of the Company.

The Company believes that the Company’s PRC subsidiary’s Contractual Arrangements with the consolidated the VIE and the Equity Shareholders are in compliance with PRC laws and regulations, as applicable, and are legally binding and enforceable. However, uncertainties in the PRC legal system could limit the Company’s ability to enforce these Contractual Arrangements.

In addition, if the current structure or any of the Contractual Arrangements were found to be in violation of any existing or future PRC law, the Company may be subject to penalties, which may include, but not limited to, cancellation or revocation of the Company’s business and operating licenses and being required to restructure the Company’s operations or terminate the Company’s operating activities. The imposition of any of these or other penalties may result in a material and adverse effect on the Company’s ability to conduct its operations. In such case, the Company may not be able to operate or control the VIE, which may result in deconsolidation of the VIE.

Contingencies

Contingencies

From time to time, the Company is a party to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. The Company’s management does not expect any liability from the disposition of such claims and litigation individually or in the aggregate would have a material adverse impact on the Company’s consolidated financial position, results of operations and cash flows.

Related parties

Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence, such as a family member or relative, shareholder, or a related corporation.

Segment reporting

Segment reporting

ASC 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Group’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Group’s business segments. The Company’s long-lived assets are all located in the PRC and substantially all of the Company’s revenues are derived from the PRC. Therefore, no geographical segments are presented. The Group uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Group’s the chief operating decision maker (CODM) for making operating decisions and assessing performance as the source for determining the Group’s reportable segments. The Company’s chief operating decision-maker (“CODM”) has been identified as its Chief Executive Officer. The Company’s CODM relies upon the consolidated results of operations as a whole when making decisions about allocating resources and assessing the performance of the Company. As a result of the assessment made by CODM, the Company has only one reportable segment as defined by ASC 280. The single reportable segment contains Transportation, Warehouse storage management service and Others. The Company has concluded that consolidated net income is the measure of segment profitability. The Company does not distinguish between markets or segments for the purpose of internal reporting. Within the information provided, the CODM specifically reviews employee compensation and benefits expenses, which are a significant segment expense, as this represents significant cost affecting the Company’s decision on how to allocate resources. Other operating expenses are reviewed in aggregate.

The following tables present summary information by segment for the years ended December 31, 2025, 2024 and 2023:

	Years ended December 31,
	2025	2024	2023
Revenues	$572,478	$504,158	$404,121
Cost of revenues	(519,390)	(457,874)	(357,615)
Gross profit	53,088	46,284	46,506

Employee compensation and benefits expenses	(25,245)	(20,697)	(22,540)
Other operating expenses	(10,963)	(10,921)	(10,060)
Income from operations	16,880	14,666	13,906

Other income (expense)	(2,624)	(2,173)	(1,278)
Income before income taxes	14,256	12,493	12,628

Provision for income taxes	(2,047)	(1,666)	(2,320)
Net income	$12,209	$10,827	$10,308

Recent Accounting Pronouncements

Recent Accounting Pronouncements

The Company considers the applicability and impact of all accounting standards updates (“ASUs”). Management periodically reviews new accounting standards that are issued. Under the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), the Company meets the definition of an emerging growth company, or EGC, and has elected the extended transition period for complying with new or revised accounting standards, which delays the adoption of these accounting standards until they would apply to private companies.

In October 2023, the FASB issued ASU 2023-06, Disclosure Improvements: Codification Amendments in Response to the SEC’s Disclosure Update and Simplification Initiative. This ASU aligns the requirements in the ASC to the removal of certain disclosure requirements set out in Regulation S-X and Regulation S-K, announced by the SEC. The effective date for each amended topic in the ASC is either the date on which the SEC’s removal of the related disclosure requirement from Regulation S-X or Regulation S-K becomes effective, or on June 30, 2027, if the SEC has not removed the requirements by that date. Early adoption is prohibited. The Company is in the process of evaluating the impact of the new guidance on its consolidated financial statements.

In December 2023, the FASB issued ASU 2023-09, which is an update to Topic 740, Income Taxes. The amendments in this update related to the rate reconciliation and income taxes paid disclosures improve the transparency of income tax disclosures by requiring (1) consistent categories and greater disaggregation of information in the rate reconciliation and (2) income taxes paid disaggregated by jurisdiction. The amendments allow investors to better assess, in their capital allocation decisions, how an entity’s worldwide operations and related tax risks and tax planning and operational opportunities affect its income tax rate and prospects for future cash flows. The other amendments in this Update improve the effectiveness and comparability of disclosures by (1) adding disclosures of pretax income (or loss) and income tax expense (or benefit) to be consistent with U.S. Securities and Exchange Commission (SEC) Regulation S-X 210.4-08(h), Rules of General Application—General Notes to Financial Statements: Income Tax Expense, and (2) removing disclosures that no longer are considered cost beneficial or relevant. For public business entities, the amendments in this Update are effective for annual periods beginning after December 15, 2024. For entities other than public business entities, the amendments are effective for annual periods beginning after December 15, 2025. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in this Update should be applied on a prospective basis. Retrospective application is permitted. The Company is in the process of evaluating the impact of the new guidance on its consolidated financial statements.

In November 2024, the FASB issued ASU No. 2024-03, Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”), and in January 2025, the FASB issued ASU No. 2025-01, Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures (Subtopic 220-40): Clarifying the Effective Date (“ASU 2025-01”). ASU 2024-03 requires additional disclosure of the nature of expenses included in the income statement as well as disclosures about specific types of expenses included in the expense captions presented in the income statement. ASU 2024-03, as clarified by ASU 2025-01, is effective for annual reporting periods beginning after December 15, 2026, and interim periods within annual reporting periods beginning after December 15, 2027. Both early adoption and retrospective application are permitted. The Company is in the process of evaluating the impact of the new guidance on its consolidated financial statements.

In July 2025, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2025-05, Measurement of Credit Losses for Accounts Receivable and Contract Assets. ASU 2025-05 amends ASC 326, Financial Instruments—Credit Losses, and introduces a practical expedient available for all entities and an accounting policy election available for all entities, other than public business entities, that elect the practical expedient. These changes apply to the estimation of expected credit losses for current accounts receivable and current contract assets arising from transactions accounted for under ASC 606, Revenue Recognition. Under the practical expedient, entities may assume that current conditions as of the balance sheet date remain unchanged for the remaining life of the asset when developing reasonable and supportable forecasts. This simplifies the estimation process for short-term financial assets. ASU 2025-05 is effective for the Company’s annual reporting periods beginning after December 15, 2025, and interim reporting periods within those annual reporting periods, with early adoption permitted. ASU 2025-05 should be applied on a prospective basis. The Company is in the process of evaluating the impact of the new guidance on its consolidated financial statements.

ASU 2025-06, Intangibles-Goodwill and Other-Internal-Use Software (Subtopic 350-40): Targeted Improvements to the Accounting for Internal-Use Software. In September 2025, the FASB issued this ASU to modernize the accounting for internal-use software costs, primarily by simplifying the requirements to capitalize software development costs. This update is effective beginning with the Company’s 2028 fiscal year annual reporting period, with early adoption permitted. The Company is in the process of evaluating the impact of the new guidance on its consolidated financial statements.

ASU 2025-10, Government Grants (Topic 832): Accounting for Government Grants Received by Business Entities. In December 2025, the FASB issued this ASU to establish authoritative guidance on the accounting for government grants received by business entities. This update is effective beginning with the Company’s 2029 fiscal year annual reporting period, with early adoption permitted. The Company is currently evaluating the impact of this accounting standard update on its consolidated financial statements and related disclosures.

Except for the above-mentioned pronouncements, there are no new recent issued accounting standards that will have a material impact on the consolidated balance sheets, consolidated statements of income and comprehensive income, changes in equity and cash flows